UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Optex Systems Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Optex Systems Holdings, Inc.

1420 Presidential Drive

Richardson, TX 75081

January 14, 2022

To the Shareholders of Optex Systems Holdings, Inc.:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), to be held virtually at 10:00 a.m. Central Time on February 16, 2022, to consider and vote upon the following proposals:

1.	To elect four nominees to the Company’s board of directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified.

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (to which we refer as the “say-on-pay” proposal).

4.	To provide an advisory vote on the frequency of the advisory vote on the compensation for our named executive officers (to which we refer as the “say-on-frequency” proposal).

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FOUR DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FORM, “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “3 YEARS” WITH RESPECT TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

The Board has fixed the close of business on December 23, 2021 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Accordingly, only shareholders of record at the close of business on December 23, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the accompanying notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote virtually at the meeting if you wish to do so.

By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2022 Annual Meeting of shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc. (the “Company”) will be held virtually beginning at 10:00 a.m. Central Time on February 16, 2022. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect four nominees to the Company’s board of directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified.

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (to which we refer as the “say-on-pay” proposal).

4.	To provide an advisory vote on the frequency of the advisory vote on the compensation for our named executive officers (to which we refer as the “say-on-frequency” proposal).

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Shareholders of record at the close of business on December 23, 2021 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

We hope you will be able to attend the Annual Meeting virtually, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be virtually present at the Annual Meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be Held on February 16, 2022

Pursuant to rules of the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended October 3, 2021, are available at www.optex.vote.

Dated: January 14, 2021	By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

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OPTEX SYSTEMS HOLDINGS, INC.

1420 Presidential Drive

Richardson, TX 75081

ANNUAL MEETING OF SHAREHOLDERS

To Be Held February 16, 2022

PROXY STATEMENT

The board of directors (the “Board”) of Optex Systems Holdings, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2022 Annual Meeting of shareholders (the “Annual Meeting”) to be held virtually on February 16, 2022, beginning at 10:00 a.m. Central Time and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about January 18, 2022.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be December 23, 2021 (the “Record Date”), and thus you are entitled to vote at the Annual Meeting. This document serves as a proxy statement used to solicit proxies for the Annual Meeting. This document and the Appendix hereto contain important information about the Annual Meeting and the Company and you should read it carefully.

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer LLC, you are considered, with respect to those shares, the shareholder of record or record holder, and the proxy materials (including proxy card) are being sent directly to you by the Company.

If your shares of common stock are held by a bank, broker, agent or other nominee, you are considered the beneficial owner of such shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker, agent or other nominee.

Who is entitled to vote at the Annual Meeting?

Only shareholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 8,455,620 shares of our common stock issued and outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder on the Record Date on each of the proposals presented in this proxy statement.

How do I access the proxy materials over the Internet?

Electronic copies of this proxy statement, the accompanying notice of Annual Meeting and the Company’s annual report on Form 10-K for the year ended October 3, 2021 are available at www.optex.vote and at https://ir.stockpr.com/optexsys/all-sec-filings. All materials will remain posted at least until the conclusion of the Annual Meeting.

How do I attend the Annual Meeting?

Shareholders may attend the Annual Meeting via phone call. In order to attend the virtual Annual Meeting, you must:

●	access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International); and

●	present your unique 12-digit control number.

Record holders can find their unique 12-digit control number on their proxy card.

Beneficial owners who hold their shares in “street name” must follow the following instructions in order to register for the Annual Meeting and obtain their 12-digit control number:

●	obtain a legal proxy from your broker, bank or other agent;
●	email the legal proxy to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com,

○	with “Legal Proxy” appearing in the subject line of the email; and
○	including proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email), so that your request for registration is received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on February 14, 2022; and

●	receive a confirmation of your registration, with your unique 12-digit control number, by email from Equity Stock Transfer.

Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

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What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How do I participate in and vote at the Annual Meeting?

If you are a record holder, you can participate and vote your shares in the Annual Meeting by visiting www.optex.vote and entering the 12-digit control number included on your proxy card.

If you are a beneficial owner of shares held in “street name,” you can participate and vote at the meeting by obtaining a legal proxy from your broker, bank or other agent and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on February 14, 2022. You will then be able to vote your shares at the meeting by going to www.optex.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How do I vote without participating in the Annual Meeting?

Record holders may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet.* The website address for Internet voting is www.optex.vote.
2.	By Email.* Mark, date, sign and email the enclosed proxy card to proxy@equitystock.com ATTN: Shareholder Services.
3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
4.	By Fax.* Mark, date, sign and fax the enclosed proxy card to 646-201-9006 ATTN: Shareholder Services.

* If you vote by Internet, fax or email, please do not mail your proxy card.

Because of possible delays with the mail, we recommend you use the Internet, email or fax to vote.

If you are a beneficial owner of shares held in “street name,” you must email to proxy@equitystock.com a legal proxy from your broker, bank or other agent authorizing you to vote your shares at least two business days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

If I am a record holder, will my shares be voted if I do not return my proxy card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by a method discussed above or vote at the Annual Meeting.

If I hold my shares in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, agent or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Thus, your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker, bank, agent or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1, the director election proposal, Proposal 3, the “say-on-pay” proposal and Proposal 4, the “say-on-frequency” proposal, are “non-routine matters.”

Proposal 2 to ratify the appointment of Whitley Penn LLP, as the Company’s independent registered certified public accountant for the fiscal year ending October 2, 2022, is a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange (“NYSE”) when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

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What constitutes a quorum for purposes of the Annual Meeting?

A quorum is present if holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. This permits the conduct of business at the meeting. On the Record Date, there were 8,455,620 shares of common stock and no shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 4,227,811 shares eligible to vote must be present or represented by proxy at the Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the Annual Meeting only if you vote in person at the virtual meeting, you submit a valid proxy or your broker, bank, agent or other nominee submits a valid proxy.

What vote is required to approve each item?

The following votes are required to approve each proposal, assuming in each case that a quorum is present:

●	Proposal 1 – The election of the directors requires a plurality (the four nominees receiving the most “FOR” votes) of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 1.
●	Proposal 2 – The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022 requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions will not affect the outcome of the vote on Proposal 1. However, since brokers may exercise discretionary voting power with respect to this proposal, a shareholder’s failure to provide voting instructions will not prevent a broker vote and can therefore affect the outcome of Proposal 2.
●	Proposal 3 – The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 3.
●	Proposal 4 – The frequency of the advisory vote on compensation of the Company’s named executive officers receiving the greatest number of votes — every year, once every two years or once every three years — will be the frequency that shareholders approve. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal 4.

How are shares voted that are represented by proxy?

Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations consistent with Delaware law and NYSE rules: “FOR” each of the director nominees that are standing for election to the Board of Directors, “FOR” the proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022, “FOR” the say-on-pay proposal and “3 YEARS” for the say-on-frequency proposal. With respect to any other matter that properly comes before the Annual Meeting, Danny Schoening will vote as recommended by the Board or, if no recommendation is given, in his own discretion.

Can I change my vote?

Yes. Any record holder voting by proxy has the right to revoke their proxy at any time before the polls close at the Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the Annual Meeting virtually and voting in person. Attendance alone at the Annual Meeting will not revoke a proxy.

Beneficial owners owning common stock in “street name” that have instructed their broker, bank, agent or other nominee to vote their shares of common stock must follow directions received from their broker, bank, agent or other nominee to change those instructions.

Who is soliciting this proxy? Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of the Board. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain Company officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the Company’s stock and to obtain proxies.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a record holder and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the Annual Meeting.

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Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Karen Hawkins, the Company’s Chief Financial Officer and Corporate Secretary, by telephone at (972) 764-5700.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on shareholders’ behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that such shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by shareholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at Equity Stock Transfer LLC, 237 West 37th Street, Suite 602, New York, NY 10018.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly, and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number on such request.

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MANAGEMENT

Directors, Executive Officers and Corporate Governance

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to shareholders. Our Board actively supports management’s adoption and implementation of many “best practices” in the area of corporate governance, including annual review of internal control changes, compensation practices, executive management and auditor retention.

Our Board directs the management of the business and affairs of our Company as provided in our certificate of incorporation, our by-laws and the General Corporation Law of Delaware. Members of our Board keep informed about our business through discussions with senior management, by reviewing analyses and reports sent to them, and by participating in regularly scheduled board and committee meetings. Our Board consists of four directors, which includes three independent directors and one non-independent director as discussed below.

Our Company is led by Danny Schoening, who has served as COO since 2009, was appointed CEO and Director in 2013, and became Chairman in 2017. This Board leadership structure is used by other smaller public companies in the United States, and we believe that this leadership structure is effective for us. We believe that our directors provide effective oversight of the risk management function, especially through dialogue between the full Board and our management. Our directors serve until the next succeeding annual meeting and until their successors are elected and duly qualify.

Due to our small size, the priority has been in attracting qualified directors, with some consideration toward Board diversity.

The following table sets forth information regarding the members of our Board, our executive officers and a key employee.

Name	Age	Position

Danny R. Schoening	57	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Karen L. Hawkins	56	Chief Financial Officer
Lawrence F. Hagenbuch	55	Director, Audit Committee Chair
Dale E. Lehmann	63	Director, Nominating Committee Chair
R. Rimmy Malhotra	46	Director, Compensation Committee Chair
Bill Bates	59	General Manager, Applied Optics Center (Key employee)

Danny R. Schoening (57). Mr. Schoening joined Optex Systems, Inc. (Texas) in January 2008. Upon the acquisition of the assets of Optex Systems, Inc. (Texas) by Optex Systems, Inc. (Delaware), Danny became the COO of Optex Systems, Inc. (Delaware) (as of September 28, 2008) and he commenced service with Optex Systems Holdings as its Chief Operating Officer as of the date of the reorganization, March 30, 2009 and was appointed Chief Executive Officer and as a Director in 2013. He has been instrumental in establishing the systems and infrastructure required to continue Optex System’s rapid growth. This activity was rewarded with Optex System’s recent ISO 9001:2000 Certification. From February 2004 to January 2008, Danny was the Vice President of Operations for The Finisar Corporation AOC Division for 4 years where he led a team of up to 200 employees to produce vertical cavity lasers for the data communications industry at production rates of hundreds of thousands of units per week. Prior to Finisar, Danny was the Director of Operations for multiple divisions of Honeywell International. Serving the Automotive, Medical, Aerospace, and Consumer Commercial Markets. During this 17-year period, Danny was recognized with Honeywell’s Lund Award, their highest award for developing employee resources. Danny has a broad experience level in the following technologies: Mechanical Assembly Processes, Micro-Electronic Assembly Processes, Laser Manufacturing, Plastic Molding, Metal Machining, Plating, Thick Film Printing, Surface Mount Technology, Hall Effect Technology and MEMS based Pressure Devices. Danny received a Bachelor’s of Science in Manufacturing Engineering Technology from the University of Nebraska, an MBA from Southern Methodist University, and holds three U.S. patents. The Board of Directors has determined that Danny is suited to sit on our Board because of his industry experience and as he is the CEO.

Karen L. Hawkins (56). On November 19, 2014, Karen Hawkins was appointed as our Chief Financial Officer. Ms. Hawkins had previously served as our Vice President, Finance and Controller, since the date of the reorganization, March 30, 2009 and was the controller of Optex Systems, Inc. (Delaware), effective September 28, 2009. She began her employment with Optex Systems, Inc. (Texas) in April 2007. Ms. Hawkins has over 30 years’ experience in Financial Accounting and Management, primarily focused in the Defense and Transportation Industries. She has a strong background in both Financial & Cost Accounting, with extensive Government Pricing, Financial Analysis, and Internal Auditing experience. Her past history also includes Program Management, Materials Management and Business Development. She brings over 25 years’ direct experience in Government Contracting with a strong knowledge of Cost Accounting Standards Board and Federal Acquisition Regulation. Her previous employment includes General Dynamics — Ordinance and Tactical Division, Garland (formerly known as Intercontinental Manufacturing) for over 13 years from November, 1994 through March, 2007. During her tenure there she served in the roles of Controller (Accounting & IT), Program Manager over a $250M 3-year Army Indefinite Delivery/Indefinite Quantity (Indefinite Delivery/Indefinite Quantity) type contract, as well as Materials Manager with oversight of Purchasing, Production Control & Warehousing functions. Prior to her employment at General Dynamics, Ms. Hawkins served in various finance and accounting positions at Luminator, a Mark IV Industries Co, and Johnson Controls, Battery Division - Garland. Karen received her Bachelor’s Degree in Business Administration in Accounting from Stephen F. Austin State University in Texas in 1986 and became a Certified Public Accountant in 1992.

Bill Bates (59). Mr. Bates joined the Company in 2014. He has thirty-five years of experience related to optical component and system manufacturing. He is currently the General Manager of the Applied Optics Center in Dallas, Texas where he oversees the Thin-film Coating and Optical Assembly Operations where he has served since November of 2014. He has held various positions throughout his thirty-five years of experience within Litton Industries, Northrop Grumman Corporation, and L-3 Communications. He previously served as Vice President and General Manager within the Warrior Systems Division of L-3 Communications. Mr. Bates received a Bachelor of Science of Business Administration from DeVry University and an MBA from the University of Texas at Dallas.

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R. Rimmy Malhotra (46) joined the Board in November 2019 and holds the role of Compensation Committee Chair. Rimmy currently manages The Nicoya Fund, an investment partnership whose partners include, high net worth individuals, entrepreneurs and family offices and has acted in that capacity since 2013. He currently serves as Vice-Chairman of HireQuest, Inc., a NASDAQ listed staffing operator. He holds an MBA from The Wharton School in Finance, MA in International Affairs from The University of Pennsylvania and a Bachelor of Science in Computer Science from Johns Hopkins University. The Board of Directors has determined that Rimmy is suited to sit on our Board because of his experience with public equities and financial matters.

Lawrence F. Hagenbuch (55) joined the Board in November 2019 and holds the role of Audit Committee Chair. Larry is currently a Managing Director at Huron Consulting Group. Prior to that, Larry was the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men from December 2009 to May 2019. He served on the board of directors of Remy International (REMY) from November 2008 until that company’s sale to BorgWarner in November 2015, where he served on the audit and compensation committees. Larry also currently served on the board of director of Arotech (ARTX) prior to its sale to Greenrbiar Partners. Larry currently serves on the board of directors for HireQuest (HQI). Larry has served in senior management positions for SunTx Capital Partners, Alix Partners, GE / GE Capital, and American National Can Group, Inc. Larry began his professional career in the United States Navy. The Board of Directors has determined that Larry is suited to sit on our Board because of his operating experience at both large and growth-oriented companies, in addition to his experience as a director of other public companies.

Dale E. Lehmann (63) joined the Board in November 2019 as an industry expert having over 30 years of management, strategy, product development, delivery and operational experience in the electro-optical industry. Dale was the Director of Business Development & Strategy for General Dynamics Global Imaging Technologies Group from 2014 through 2017. Prior to that, Dale was the Senior Vice President & General Manager of the Infrared Products Group for L-3 Communications/Cincinnati Electronics from 1995 through 2014. Dale currently sits on the Board of Directors for Adimec USA, a provider of application specific imaging solutions. The Board of Directors has determined that Dale is suited to sit on our Board because of his experience with companies in similar industries.

Family Relationships

There are no family relationships among the officers and directors.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors and executive officers, and will be distributed to employees and will be given to new employees at the time of hire. The Code of Business Conduct and Ethics contains a number of provisions that apply principally to our Principal Executive Officer, Principal Financial Officer and other key accounting and financial personnel. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations” section of our website (www.optexsys.com) under the section for corporate governance. We also intend to disclose any amendments or waivers of our Code on our website.

Board Meetings

Our Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The board held four meetings (including special meetings) and took action by unanimous written consent one time during our fiscal year ended October 3, 2021.

In the year ended October 3, 2021, all directors attended a minimum of 75% of the meetings of the Board and of the committees on which they served.

Board Independence

Our Board has determined that three of our directors (all except Mr. Schoening) would meet the independence requirements of NASDAQ, if such standards applied to the Company. In reaching its conclusions, the board of directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the directors.

Board Committees

The Company has a separately-designated audit committee, of which Larry Hagenbuch serves as the chair and the “audit committee financial expert.” The Company has a separately-designated compensation committee, of which Rimmy Malhotra serves as the chair. The Company has a separately-designated nominating committee, of which Dale Lehman serves as the chair. Each committee consists of independent directors Larry Hagenbuch, Rimmy Malhotra and Dale Lehmann. None of the committees have charters.

In the year ended October 3, 2021, the audit committee met four times, the compensation committee met four times and the nominating committee met one time.

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Compensation Committee

The principal duties and responsibilities of the compensation committee are to review and approve annually the corporate goals and objectives applicable to the CEO’s compensation and judge the CEO’s performance, to review and make recommendations regarding the compensation and performance of other executive employees, to review and recommend equity compensation, to review and make recommendations regarding employment and severance agreements, and to review director compensation.

Board Nominations

It is the nominating committee’s policy to consider director candidates recommended by shareholders.

In considering director candidates, regardless of who recommends them, the committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the nominating committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board. The nominating committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Shareholders wishing to bring a nomination for a director candidate before a shareholders meeting must give written notice to our Corporate Secretary, either by personal delivery or by United States mail, postage prepaid. The shareholder’s notice must be received by the Corporate Secretary not later than (a) with respect to an annual meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (b) with respect to a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The shareholder’s notice must set forth all information relating to each person whom the shareholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC, including the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee and to serving as a director if elected. The shareholder’s notice must also set forth as to the shareholder making the nomination (i) the name and address of the shareholder, (ii) the number of shares held by the shareholder, (iii) a representation that the shareholder is a holder of record of stock of the Optex Systems Holdings, entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person named in the notice, and (iv) a description of all arrangements or understandings between the shareholder and each nominee.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The audit committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the audit committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended October 3, 2021;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee);

●	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company; and

based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended October 3, 2021, for filing with the Securities and Exchange Commission.

Audit Committee

Lawrence Hagenbuch

Rimmy Malhotra

Dale Lehman

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Shareholder Communications with the Board of Directors

Shareholders may communicate directly with the Board or any Board member by writing to them at Optex Systems Holdings, Inc., 1420 Presidential Drive, Richardson, TX 75081. The outside of the envelope should prominently indicate that the correspondence is intended for the Board or for a specific director. The Corporate Secretary will forward all such written communications to the director to whom it is addressed or, if no director is specified, to the entire Board.

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged to attend annual meetings, although such attendance is not required. All four directors attended the Company’s 2021 annual meeting of shareholders.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. The Company believes that, during its most recent two completed fiscal years ended on October 3, 2021, the following Section 16(a) reports required to be filed by its officers, directors, and greater than ten percent beneficial owners were not timely filed: (1) four reports were filed late by Dale Lehman, reporting eight late transactions, (2) two reports were filed late by Rimmy Malhotra, reporting one late transaction, (3) two reports were filed late by Lawrence Hagenbuch, reporting one late transaction, (4) two reports were filed late by Danny Schoening, reporting four late transactions, and two reports were not filed by Danny Schoening, reporting two transactions, (5) two reports were filed late by Karen Hawkins, reporting two late transactions, and three reports were not filed by Karen Hawkins, reporting four transactions, and (6) one report was filed late by Ephraim Fields, reporting one late transaction.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our principal executive officer, principal financial officer and a key employee who received remuneration in excess of $100,000 during the stated periods. These individuals are referred to herein as the “named executive officers.” Except as provided below, none of our executive officers received annual compensation in excess of $100,000 during the last three fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Non-Equity Incentive Compensation ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
	2021	$271,515	$-	$65,340	$120	$336,975
Danny Schoening,	2020	284,645	47,632	65,835	-	398,112
CEO, COO & Board Chairman	2019	279,504	74,719	73,740	-	427,963

	2021	$199,500	$-	$21,780	$120	$221,400
Karen Hawkins	2020	205,425	37,158	21,945	-	264,528
CFO	2019	201,537	53,924	24,580	-	280,041

	2021	$149,002	$-	$35,411	$120	$184,533
Bill Bates	2020	150,834	23,014	31,076	-	204,924
AOC General Manager*	2019	148,269	22,236	15,675	-	186,180

* Key employee – not an executive officer

(1)	On June 15, 2016, the Company issued 150,000 RSUs to its Chief Executive Officer, Danny Schoening, and 50,000 RSUs to its Chief Financial Officer, Karen Hawkins. The RSUs issued to Mr. Schoening and Ms. Hawkins vest as follows: 34% on January 1, 2017, 33% on January 1, 2018 and 33% on January 1, 2019. The total market value of the restricted stock units based on the share price of $1.85 as of June 15, 2016 is $372 thousand. The restricted stock units were fully vested on January 1, 2019. On June 15, 2017, the Company issued 50,000 RSUs to its General Manager (Applied Optical Products). The RSUs issued to Mr. Bates vest as follows: 34% on January 1, 2018, 33% on January 1, 2019 and 33% on January 1, 2020. The total market value of the restricted stock units granted to Mr. Bates based on the share price of $0.95 as of June 15, 2017 is $47.5 thousand. On January 2, 2019, the Company issued 150,000 RSUs to its Chief Executive Officer, Danny Schoening, and 50,000 RSUs to its Chief Financial Officer, Karen Hawkins. The RSUs issued to Mr. Schoening and Ms. Hawkins vest as follows: 34% on January 1, 2020, 33% on January 1, 2021 and 33% on January 1, 2022. The total market value of the restricted stock units based on the share price of $1.32 as of January 2, 2019 is $264 thousand. The cost of the shares is amortized on a straight-line basis across the vesting periods. On December 1, 2021 the Company executed an amended and restated twelve-month employment agreement for Danny Schoening, effective as of December 1, 2021 and expiring on November 30, 2022. The amended agreement modifies the Restricted Stock Unit (“RSU”) Agreement vesting requirements for his remaining 49,500 unvested units from January 1, 2022 to vesting upon a “Change of Control Date” as defined in the employment agreement. The amounts in the “Stock awards” column reflect the dollar amounts recognized as the executive portion of compensation expense for financial statement reporting purposes for each named executive officer, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions.

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Employment Agreements

Danny Schoening

The Company entered into an amended and restated employment agreement with Danny Schoening dated December 1, 2021. The term of the agreement commenced as of December 1, 2021 and the current term ends on November 30, 2022. Mr. Schoening’s base salary is $296,031 per annum. Mr. Schoening will be eligible for a performance bonus based upon a rolling three-year operating plan adopted by the Board. The bonus will be based on operating metrics decided annually by our Board and tied to such three-year plan. The target bonus equates to 30% of Mr. Schoening’s base salary. Our Board will have discretion in good faith to alter the performance bonus upward or downward by 20%.

The updated employment agreement also served to amend Mr. Schoening’s RSU Agreement, dated January 2, 2019, by changing the third and final vesting date for the restricted stock units granted under such agreement from January 2, 2022 to the “change of control date,” that being the first of the following to occur with respect to the Company: (i) any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with certain exclusions, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or (ii) the Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which No “Person” (as defined above) acquires fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities. The amended RSU Agreement contains certain exceptions to the definition of change of control.

The employment agreement events of termination consist of: (i) death or permanent disability of Mr. Schoening; (ii) termination by the Company for cause (including conviction of a felony, commission of fraudulent acts, willful misconduct by Mr. Schoening, continued failure to perform duties after written notice, violation of securities laws and breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Mr. Schoening for good reason (including breach by the Company of its obligations under the agreement, the requirement for Mr. Schoening to move more than 100 miles away for his employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Mr. Schoening, Mr. Schoening will be paid salary and for a termination due to his death or permanent disability, also any bonus earned through the date of termination. For a termination by the Company without cause or by Mr. Schoening with good reason, Mr. Schoening will also be paid six months’ base salary in effect and, if such termination occurs prior to a change of control, Mr. Schoening will not automatically forfeit the unvested RSUs until and unless the change of control does not occur by March 13, 2023.

●	On December 15, 2020, the Company’s Board of Directors approved an executive bonus for Danny Schoening, CEO of $48 thousand to be paid January 2021.

●	In January 2021, Danny Schoening agreed to a temporary salary reduction of 8% from February 20, 2021 through October 1, 2021.

Karen Hawkins

On August 4, 2016, our Board of Directors approved an employment agreement for Karen Hawkins, Chief Financial Officer, dated as of August 1, 2016. This agreement has the following salient terms:

The term of the agreement commenced on August 1, 2016, and the current term expires on June 30, 2022 and automatically renews for subsequent 18-month periods unless Ms. Hawkins or we give notice of termination at least 90 days before the end of the term then in effect.

On each subsequent renewal date of the commencement of employment, Ms. Hawkins’ base salary shall be reviewed by the Board and may be increased to such rate as the Board, in its sole discretion, may hereafter from time to time determine and Ms. Hawkins is entitled to annual bonuses of up to 30% of her base salary as approved by the Board.

Ms. Hawkins is entitled to 20 days’ vacation and all other benefits accorded to our other senior executives.

The employment agreement events of termination consist of: (i) death of Ms. Hawkins; (ii) termination by the Company for cause (including conviction of a felony, commission of fraudulent acts, willful misconduct by Ms. Hawkins, continued failure to perform duties after written notice, violation of securities laws and breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Ms. Hawkins for good reason (including breach by the Company of its obligations under the agreement, the requirement for Ms. Hawkins to move more than 100 miles away for her employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death of Ms. Hawkins, Ms. Hawkins will be paid salary and bonus earned through the date of termination. For a termination by the Company without cause or by Ms. Hawkins with good reason, Ms. Hawkins will also be paid six months’ base salary in effect and all granted stock options shall remain exercisable for a period of two years after such termination, with all unvested stock options immediately vesting. The agreement contains a standard non-solicitation and non-compete agreement that extends for one year subsequent to termination thereof.

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●	On December 15, 2020, the Company’s Board of Directors approved an executive bonus for Karen Hawkins, CFO of $37 thousand to be paid in December 2020.

●	In January 2021, Karen Hawkins agreed to a temporary salary reduction of 5% from February 20, 2021 through October 1, 2021 at which time her salary was reinstated to $205,425 per annum.

We do not have any other employment agreements with our executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers at October 3, 2021, with market value calculated as of October 3, 2021.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Danny Schoening(1)	-	-	-	-	-	$49,500	$98,010	-	$-

Karen Hawkins(2)	-	-	-	-	-	$16,500	$32,670	-	$-

Bill Bates(3)	-	-	-	-	-	$33,000	$65,340	-	$-

(1)	Pursuant to the Restricted Stock Unit Agreement dated January 2, 2019, as amended by amended and restated employment agreement dated December 1, 2021, 49,500 restricted stock units will vest upon a “change in control date”.
(2)	Pursuant to the Restricted Stock Unit Agreement dated January 2, 2019, the RSU award vested with respect to 16,500 shares (33% of 50,000 RSU grant) on January 1, 2022, and 11,608 shares were issued net of tax withholding on January 4, 2022.
(3)	Mr. Bates is a key employee, not an executive officer. Pursuant to the Restricted Stock Unit Agreement dated February 17, 2020, the RSU award vested with respect to 16,500 shares (33% of 50,000 RSU grant) on January 1, 2022, and 11,608 shares were issued net of tax withholding on January 4, 2022.

On January 2, 2021, the Company issued 58,392 shares of common stock to directors and officers, net of tax withholding of $44 thousand, in settlement of 83,000 restricted stock units, which vested on January 1, 2021.

On December 1, 2021, the Company executed an amended and restated employment agreement for Danny Schoening, effective as of December 1, 2021 and expiring on November 30, 2022. The amended agreement modifies the Restricted Stock Unit Agreement vesting requirements for his remaining 49,500 unvested units from January 1, 2022 to vesting upon a “change of control date” as defined in the employment agreement. In the event of Mr. Schoening’s termination without cause, or resignation with good reason prior to expiration of the employment agreement, any unvested RSUs will continue to be outstanding until the earlier of (i) the change of control date, on which date, if still outstanding, they vest, or (ii) March 13, 2023, on which date, if still outstanding, they will be forfeited and expire for no consideration. In the event of termination prior to a change of control date, for any reason other than termination without cause, or resignation with good reason, any unvested RSUs would be forfeited. For additional information on the amended and restated employment agreement and amended vesting terms, please see “Employment Agreements - Danny Schoening,” which disclosure is incorporated by reference herein.

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Restricted Shares Issued to Independent Board Members

On April 30, 2020, the Optex Systems Holdings, Inc. Board of Directors held a meeting and voted to increase the annual board compensation for the three independent directors from $22,000 to $36,000 with an effective date of January 1, 2020, in addition to granting 100,000 restricted shares to each independent director which shall vest at a rate of 20% per year (20,000 shares) each January 1st, over the next five years, through January 1, 2025. The total market value for the 300,000 shares is $525 thousand based on the stock price of $1.75 as of April 30, 2020. The Company will amortize the fair market value to stock compensation expense on a straight-line basis across the five-year vesting period beginning on April 30, 2020. As of period ended October 3, 2021, 60,000 of the restricted shares had vested.

Post-Termination Compensation

We have not entered into change in control agreements with any of our named executive officers or other members of the executive management team other than the provision with respect to Mr. Schoening and Ms. Hawkins described above. Other than the final tranche of Mr. Schoening’s 2019 RSU award, no awards of equity incentives under our equity incentive plans provide for immediate vesting upon a change in control. However, our Board of Directors has the full and exclusive power to interpret the plans, including the power to accelerate the vesting of outstanding, unvested awards. A “change in control” is generally defined as (1) the acquisition by any person of 66% or more of the combined voting power of our outstanding securities or (2) the occurrence of a transaction requiring shareholder approval and involving the sale of all or substantially all of our assets or the merger of us with or into another corporation, but has a different definition for purposes of such 2019 RSU award.

Director Compensation

The following table provides information regarding compensation paid to directors for services rendered during the year ended October 3, 2021.

Name	Fees Earned or Paid in Cash(1)	Vested Restricted Stock Awards(2)	Total Compensation
Rimmy Malhotra	$36,000	$35,000	$71,000
Larry Hagenbuch	36,000	35,000	71,000
Dale Lehmann	36,000	35,000	71,000
Danny Schoening	-	-	-

(1)	Director fees paid quarterly.

(2)	Represents restricted shares issued to each independent director vesting at a rate of 20% per year, and subject to accelerated vesting upon a change of control. The amounts in the “stock awards” column reflect the dollar amounts recognized as the director portion of compensation expense for financial statement reporting purposes for each named director, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions.

The members of our Board are actively involved in various aspects of our business ranging from relatively narrow board oversight functions to providing hands-on guidance to our executives and scientific staff with respect to matters within their personal experience and expertise. We believe that the active involvement of all directors in our principal business and policy decisions increases our board of directors’ understanding of our needs and improves the overall quality of our management decisions.

With the exception of Danny Schoening, our directors are compensated separately for service as independent members of our Board.

On April 30, 2020, the Board voted to increase the annual Board compensation for the three independent directors from $22,000 to $36,000 with an effective date of January 1, 2020, in addition to granting 100,000 restricted shares to each independent director which shall vest at a rate of 20% per year (20,000 shares) each January 1st, over the next five years, through January 1, 2025. The total market value for the 300,000 shares is $525 thousand based on the stock price of $1.75 as of April 30, 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On December 23, 2021, we had outstanding 8,455,620 shares of common stock, zero shares of preferred stock, zero options, zero warrants, and 99,000 granted and unvested restricted stock units. The following table sets forth certain information with respect to the beneficial ownership of our securities as of December 23, 2021, for (i) each of our directors, executive officers and a key employee; (ii) all of our directors and executive officers and our key employee as a group; and (iii) each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table has been calculated based on Commission rules that require us to identify all securities that are exercisable or convertible into shares of our common stock within 60 days of December 23, 2021 and treat the underlying stock as outstanding for the purpose of computing the percentage of ownership of the holder.

Except as indicated by the footnotes following the table, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o our corporate headquarters.

Except as otherwise set forth below, the address of each of the persons listed below is our address.

Title of Class	Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares

5% Holders	Ephraim Fields (1)	1,154,399	13.6%
	Dayton Judd, Sudbury Holdings LLC(2)	845,000	9.9%

Directors, officers and key employee:	Danny Schoening (3)	834,030	9.8%
	Karen Hawkins (4)	250,144	2.9%
	Bill Bates (5)	62,631	0.7%
	Rimmy Malhotra (6)(7)	195,210	2.3%
	Larry Hagenbuch(7)	110,000	1.3%
	Dale Lehmann (7)	166,558	2.0%

Directors and officers and key employee as a group (6 Individuals) (8)		1,618,573	19.0%

(1)	Represents 1,154,399 common shares reported as held by Ephraim Fields located at 265 East 66th Street #42E, New York, NY 10065 as per SEC Form 4/A (filed on September 1, 2021).

(2)	Represents 820,000 common shares reported as held by Sudbury Holdings, LLC and controlled by Dayton Judd who also holds an additional 25,000 shares for a total combined holding of 845,000 shares. Both are located at 136 Oak Trail, Coppell, TX 75019 as per SEC Schedule 13D (filed on September 7, 2021).

(3)	Includes common shares held of 834,030.

(4)	Includes common shares held of 233,644 and restricted stock units of 16,500 that subsequently vested on January 1, 2022.

(5)	Bill Bates is a key employee, not an executive officer. Includes common shares held of 46,131 and restricted stock units of 16,500 that subsequently vested on January 1, 2022.

(6)	Includes 76,900 shares held by Nicoya Capital and controlled by Rimmy Malhotra.

(7)	Includes 80,000 unvested restricted shares for each independent director.

(8)	Represents common shares held by Danny Schoening, Karen Hawkins, Bill Bates, Rimmy Malhotra, Larry Hagenbuch and Dale Lehmann.

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Equity Compensation Plan Information

Option Compensation Plan

We currently have an option compensation plan covering the issuance of both incentive and non-statutory options, determined at the time of grant, for the purchase of up to 75,000 shares, which was increased from 50,000 shares on December 19, 2013. The purpose of the Plan is to assist us in attracting and retaining highly competent employees and to act as an incentive in motivating selected officers and other employees of us and our subsidiaries, and directors and consultants of us and our subsidiaries, to achieve long-term corporate objectives. On December 19, 2013, the Board of Directors authorized the grant of 20,000 options to three board members and a grant of 5,000 to an officer.

As of September 29, 2019, there were 25,000 fully vested stock options outstanding at an exercise price of $10 per share and an expiration date of December 18, 2020. During the twelve months ended September 27, 2020, all 25,000 outstanding stock options were repurchased at $0.01 per option for a total transaction of $250. There were no new grants of stock options during the twelve months ended October 3, 2021. As of October 3, 2021, there are zero stock options outstanding.

2016 Restricted Stock Unit Plan

On June 14, 2016, the Compensation Committee (“Committee”) of the Board approved the Company’s 2016 Restricted Stock Unit Plan (the “Plan”). The Plan provides for the issuance of restricted stock units (“RSUs”) for up to 1,000,000 shares of the Company’s common stock to Optex Systems Holdings officers and employees. Each RSU constitutes a right to receive one share of the Company’s common stock, subject to vesting, which unless otherwise stated in an RSU agreement, shall vest in equal amounts on the first, second and third anniversary of the grant date. Shares of the Company’s common stock underlying the number of vested RSUs will be delivered as soon as practicable after vesting. During the period between grant and vesting, the RSUs may not be transferred, and the grantee has no rights as a shareholder until vesting has occurred. If the grantee’s employment is terminated for any reason (other than following a change in control of the Company or a termination of an officer other than for cause), then any unvested RSUs under the award will automatically terminate and be forfeited. If an officer grantee’s employment is terminated by the Company without cause or by the grantee for good reason, then, provided that the RSUs have not been previously forfeited, the remaining unvested portion of the RSUs will immediately vest as of the officer grantee’s termination date. In the event of a change in control, the Company’s obligations regarding outstanding RSUs shall, on such terms as may be approved by the Committee prior to such event, immediately vest, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

As of December 23, 2021, there were 99,000 outstanding unvested restricted stock units remaining to vest, of which 33,000 vested on January 1, 2022, and 500,000 authorized restricted stock units from the 2016 Restricted Stock Unit Plan remaining to be granted at a future date.

Equity Compensation Plan Table

The following table provides information about our common stock that may be issued upon the exercise, vesting and/ or settlement of securities outstanding under all our existing equity compensation plans as of October 3, 2021:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-	NA	NA
Equity compensation plans not approved by security holders	99,000	-	500,000
Total	99,000	-	500,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Executive Management

See the “Executive Compensation” section for a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers. Other than as stated in the “Executive Compensation” section, we have not entered into any transactions with executive management.

Director Independence

As of the date of filing of this Annual Report, the Company has three independent directors, as such term is defined under NASDAQ standards and one non independent director.

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PROPOSAL 1

THE ELECTION OF DIRECTORS

General

Four directors are to be elected at this Annual Meeting to serve until the 2023 annual meeting of shareholders or until, for each director, a successor has been elected and qualified. Unless otherwise instructed, the person named in the accompanying proxy intends to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board.

The following table sets forth the nominees for the Board of Directors. See the “Management” Section for a description of the directors as of the Record Date.

Nominee for Director

Name	Age	Position

Danny R. Schoening	57	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Lawrence F. Hagenbuch	55	Director, Audit Committee Chair
Dale E. Lehmann	63	Director, Nominating Committee Chair
R. Rimmy Malhotra	46	Director, Compensation Committee Chair

Vote Required

The affirmative vote of a plurality of votes cast for this proposal is required to approve the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

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PROPOSAL 2

THE RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022

The Board has appointed Whitley Penn LLP (“Whitley Penn”) as our independent registered public accounting firm for the fiscal year ending October 2, 2022 and has further directed that the selection of Whitley Penn be submitted to a vote of shareholders at the Annual Meeting for ratification.

The shareholder vote is not binding on the Board. If the appointment of Whitley Penn is not ratified, the Board will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Whitley Penn is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Whitley Penn are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

The following table sets forth the fees paid to date for audit services rendered during fiscal years ended October 3, 2021 and September 27, 2020, respectively.

Fee Category	2021	2020
Audit Fees (1)	$101,786	$89,802

Tax Fees	8,500	7,613

(1)	Audit Fees are fees for professional services performed for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our 10-Q filings for the fiscal years ended October 3, 2021 and September 27, 2020, respectively.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Whitley Penn as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

18

PROPOSAL 3: ADVISORY VOTE ON COMPENSATION

OF NAMED EXECUTIVE OFFICERS

Under legislation that Congress enacted in 2010, our shareholders may approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the U.S. Securities and Exchange Commission’s Regulation S-K. Accordingly, we are seeking input from shareholders with this advisory vote on the compensation of our named executive officers. The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this proxy statement. The Company asks that you support the compensation of our named executive officers as so disclosed. Because your vote is advisory, it will not be binding on the Compensation Committee, the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

We believe our executive compensation programs are structured to support the Company and its business objectives. Accordingly, the Board recommends that shareholders vote in favor of the approval of the compensation of our named executive officers as disclosed herein.

We will provide shareholders with the opportunity to submit a non-binding, advisory vote on the compensation of our named executive officers every year, once every two years, or once every three years, after taking into consideration the outcome of the vote on Proposal 4.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the approval of the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

19

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our shareholders may approve, on a nonbinding, advisory basis, the frequency of the advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Shareholders may choose to approve holding an advisory vote on the compensation of our named executive officers annually, biennially or triennially. Accordingly, we are asking shareholders whether the advisory vote should occur every year, once every two years or once every three years.

The Board has considered the frequency of the advisory vote on the compensation of our named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to shareholders, the Board recommends submitting the advisory vote on the compensation of our named executive officers to our shareholders once every three years.

In voting on this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, shareholders should be aware that they are not voting “for” or “against” the Board’s recommendation to vote for a frequency of once every three years for holding future advisory votes on the compensation of our named executive officers. Rather, shareholders will be casting votes to recommend an advisory vote on the compensation of our named executive officers, which may be every year, once every two years or once every three years, or they may abstain entirely from voting on the proposal.

We recognize that shareholders may have different views as to the best approach for the Company, and therefore, we look forward to hearing from our shareholders as to their preferences on the frequency of the advisory vote on the compensation of our named executive officers. The option on the frequency of the advisory vote on the compensation of our named executive officers that receives the most votes from shareholders will be considered by the Board and Compensation Committee as the shareholders’ recommendation as to the frequency of future advisory votes on the compensation of our named executive officers. However, the outcome of this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers is not binding on the Company or the Board. Nevertheless, the Board will review and consider the outcome of this vote when making determinations as to when the advisory vote on the compensation of our named executive officers will again be submitted to shareholders for approval at an annual general meeting of shareholders within the next three years.

Vote Required

The frequency of the advisory vote on compensation of the Company’s named executive officers receiving the greatest number of votes — every year, once every two years or once every three years — will be the frequency that shareholders approve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “3 YEARS” WITH RESPECT TO PROPOSAL 4.

20

PROPOSAL NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, with respect to any other matter that properly comes before the Annual Meeting, Danny Schoening will vote as recommended by the Board or, if no recommendation is given, in his own discretion.

SHAREHOLDER PROPOSALS FOR THE 2023 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2023 pursuant to Rule 14a-8 must be received by us no later than September 20, 2022. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary. To be timely, a shareholder’s notice must be delivered to the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

ANNUAL REPORT

Upon written request to the Secretary, Optex Systems Holdings, Inc. at 1420 Presidential Drive, Richardson, TX 75081, we will provide without charge to each person requesting a copy of our 2021 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2021 Annual Report, are available on our Internet website at www.optexsys.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Danny Schoening
Danny Schoening
Chairman of the Board of Directors

21

APPENDIX A

PROXY CARD

# OPTEX SYSTEMS HOLDINGS, INC

1420 PRESIDENTIAL DRIVE RICHARDSON TX 75081

**VOTE BY INTERNET - www.optex.vote**

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on February 15, 2022. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

**VOTE BY MAIL**

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

**VOTE BY FAX or BY EMAIL**

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

**CONTROL#**

## Optex Systems Holdings, Inc.

The undersigned hereby appoints Danny R. Schoening, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Optex Systems Holdings, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Optex Systems Holdings, Inc., to be held at 10:00 AM Central Time on February 16, 2021, to be held virtually by visiting www.optex.vote and following the online directions or by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

**This proxy is solicited by the Company's Board of Directors.**
**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.**

**The Board of Directors recommends a vote "FOR" for all of the nominees in Proposal 1, and "FOR" Proposals 2 and 3.**
**On Proposal 4, the Board of Directors recommends 3 years.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

| | For | Withhold |
|---|---|---|
| 1a. Danny R. Schoening | ☐ | ☐ |
| 1b. Lawrence F. Hagenbuch | ☐ | ☐ |
| 1c. Dale E. Lehmann | ☐ | ☐ |
| 1d. R. Rimmy Malhotra | ☐ | ☐ |

| | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 4. To provide an advisory vote on the frequency of the advisory vote on the compensation for the Company's named executive officers. | ☐ | ☐ | ☐ | ☐ |

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

A-1